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                             ING SERIES FUNDS, INC.
                         ING International Growth Fund

                        Supplement Dated October 1, 2003
                       To Classes A, B, and C Prospectus
                              Dated March 1, 2003


The section entitled "Risks" on page 2 of the Prospectus is amended to add the following to the end of the section:


Risks of Using Derivatives - derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Convertible Securities - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Other Investment Companies - because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                             ING SERIES FUNDS, INC

                        Supplement Dated October 1, 2003
                           To ING Series Funds, Inc.
           Statement of Additional Information for Class A, Class B,
                 Class C and Class I Shares Dated March 1, 2003
                                      And
                    Statement of Additional Information for
                       Class O Shares Dated March 1, 2003


Effective October 1, 2003, the above-referenced Statements of Additional Information pertain only to ING International Growth Fund.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE